SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 29, 2003
                        (Date of earliest event reported)



                                DCAP GROUP, INC.
               (Exact name of Registrant as specified in charter)



  Delaware                      0-1665                       36-2476480
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(State or other            (Commission File No.)    (IRS Employer Identification
jurisdiction incorporation)                         Number)


                     1158 Broadway, Hewlett, New York 11557
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
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Item 2.  Acquisition or Disposition of Assets.

     On January 29, 2003, IAH, Inc., a wholly-owned subsidiary of DCAP Group, Inc., entered into a settlement agreement with the Ports Authority of Puerto Rico. The agreement settled IAH's action against the Ports Authority concerning the term of the lease granted by the Ports Authority to IAH to operate the International Airport Hotel in San Juan, Puerto Rico. Pursuant to the settlement agreement, in consideration for IAH's agreement to release all rights with respect to the lease and to vacate the premises, the Ports Authority paid to IAH the sum of $500,000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DCAP GROUP, INC.


Dated: February 10, 2003                       By: /s/ Barry Goldstein
                                               -------------------------------
                                                   Barry Goldstein
                                                   Chief Executive Officer